EXHIBIT 99.2

October 28, 2013 Management Presentation Third Quarter Results

2 This presentation, including our “ 2013 Financial Outlook”, contains forward - looking statements . The Company’s representatives may also make forward - looking statements orally from time to time . Statements in this presentation that are not historical facts, including statements about the Company’s beliefs and expectations, earnings guidance, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and “put” option rights, constitute forward - looking statements . These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section . Forward - looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any . Forward - looking statements involve inherent risks and uncertainties . A number of important factors could cause actual results to differ materially from those contained in any forward - looking statements . Such risk factors include, but are not limited to, the following : • risks associated with severe effects of international, national and regional economic downturn ; • the Company’s ability to attract new clients and retain existing clients; • the spending patterns and financial success of the Company’s clients; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent pa yme nt obligations when due and payable, including but not limited to those relating to “put” option rights and deferred acquisition co nsideration; • the successful completion and integration of acquisitions which compliment and expand the Company’s business capabilities; an d • foreign currency fluctuations. The Company’s business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry . The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company’s leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership . At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions . These opportunities require confidentiality and may involve negotiations that require quick responses by the Company . Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company’s securities . Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10 - K under the caption “Risk Factors” and in the Company’s other SEC filings . FORWARD LOOKING STATEMENTS & OTHER INFORMATION FORWARD LOOKING STATEMENTS & OTHER INFORMATION

3 • Organic revenue growth acceleration and margin improvement driving results ahead of expectations • New business wins and pipeline remain robust as incremental share of the client’s wallet and increasing market share provide visibility for future performance • Significant free cash flow generation; increasing quarterly dividend • 3 - for - 2 stock split with a goal of enhancing trading liquidity • Increasing 2013 guidance for EBITDA , margin and free cash flow SUMMARY

4 QUARTERLY DIVIDEND INCREASED 41.2% TO $0.24 FROM $0.17 PER SHARE PRE - SPLIT, UNDERSCORING CONTINUED STRONG FREE CASH FLOW GENERATION • Organic revenue increased 9.3% • Q3 2013 r evenue increased from $265.9 million to $289.0 million, an increase of 8.7% • Q3 2013 EBITDA increased from $34.4 million to $39.4 million, an increase of 14.7% • EBITDA margin expanded 80 basis points from 12.9% to 13.7% in Q3 2013, an increase of 6.2% • Net new business wins of $34.2 million in Q3 2013 • Free Cash Flow increased from $17.9 million to $23.9 million in Q3 2012, an increase of 33.1% • Net Debt - to - EBITDA leverage steady at 3.1x the LIBOR spread by 50 basis points KEY FINANCIAL HIGHLIGHTS

5 Note: Actuals may not foot due to rounding CONSOLIDATED REVENUE AND EARNINGS (US$ in millions, except percentages) 2013 2012 2013 2012 Revenue 288.9$ 265.9$ 8.7% 842.5$ 771.9$ 9.1 % Operating Expenses Cost of services sold 189.2 179.1 5.7% 556.8 540.1 3.1 % Office and general expenses 89.0 72.3 23.0% 217.5 205.0 6.1 % Depreciation and amortization 9.5 12.2 (22.6) % 28.5 35.6 (20.1) % Operating profit (loss) 1.2 2.2 39.8 (8.8) Other, net 1.7 (0.4) 1.5 (1.2) Interest expense and finance charges (10.6) (11.6) (33.4) (34.4) Loss on Redemption of Notes - - (55.6) - Interest income 0.0 0.1 0.2 0.3 Income tax expense (benefit) 4.3 2.2 (8.2) 6.0 Equity in earnings of non-consolidated affiliates 0.1 0.1 0.2 0.4 Loss from Continuing Operations (11.8) (11.8) (39.1) (49.8) Loss from discontinued operations, net of taxes (7.4) (1.4) (11.0) (5.9) Net loss (19.3) (13.2) (50.1) (55.7) Net income attributable to non- controlling interests (1.9) (1.3) (4.4) (5.2) Net loss attributable to MDC Partners Inc. (21.2)$ (14.5)$ (54.5)$ (60.9)$ % Change Three Months Ended September 30, Nine Months Ended September 30, % Change

6 • Strategic Marketing Services organic growth accelerated by 640 basis points to 15.9% in the quarter • Strong new business wins over the last several quarters enhances visibility on financial performance SUMMARY OF SEGMENT RESULTS - REVENUE Note: Actuals may not foot due to rounding (US$ in millions, except percentages) 2013 2012 2013 2012 Revenue Strategic Marketing Services 203.4$ 176.2$ 15.5% 587.5$ 519.2$ 13.2 % Performance Marketing Services 85.5 89.6 (4.7) % 255.0 252.7 0.9 % Total Revenue 288.9$ 265.9$ 8.7% 842.5$ 771.9$ 9.1% % Change Three Months Ended September 30, Nine Months Ended September 30, % Change

7 Note: Actuals may not foot due to rounding THIRD QUARTER 2013 REVENUE GROWTH BY SEGMENT Note: Actuals may not foot due to rounding Strategic Performance Weighted Marketing Marketing Average Services Services Total Organic Growth 15.9% -3.5% 9.3% Foreign Exchange Growth -0.4% -1.1% -0.7% Total 15.5% -4.7% 8.7%

8 Note: Actuals may not foot due to rounding (US$ in millions, except percentages) 2013 2012 Revenue 267.0$ 235.2$ 13.6 % Operating Expenses Cost of services sold 179.0 176.0 1.7 % Office and general expenses 68.0 59.9 13.6 % Depreciation and amortization 9.6 10.0 (3.7) % Operating profit (loss) 10.4 (10.8) Other, net 2.7 (1.0) Interest expense (12.4) (11.0) Loss on Redemption of Notes (55.6) - Interest income 0.0 0.1 Income tax expense (benefit) (14.3) 1.3 Equity in earnings of non-consolidated affiliates 0.0 0.3 Loss from Continuing Operations (40.6) (23.7) Loss from discontinued operations, net of taxes (1.6) (1.1) Net loss (42.2) (24.8) Net income attributable to non- controlling interests (1.0) (1.5) Net loss attributable to MDC Partners Inc. (43.2)$ (26.3)$ % Change Three Months Ended March 31, YEAR TO DATE 2013 REVENUE GROWTH BY SEGMENT Note: Actuals may not foot due to rounding Strategic Performance Weighted Marketing Marketing Average Services Services Total Organic Growth 14.0% 0.0% 9.4% Foreign Exchange Growth -0.2% -0.5% -0.3% Total 13.2% 0.9% 9.1%

9 Consumer Products 30% Retail 16% Communications 11% Other 12% Financials 7% Technology 12% Healthcare 6% Auto 6% Consumer Products 32% Retail 17% Communications 12% Other 12% Financials 8% Technology 8% Healthcare 5% Auto 6% Q3 2013 Q3 2012 • Technology was our Fastest Growing Sector • Our Business Continues to Strengthen in Diversification Across Sectors As More Clients Turn To Us To Deliver Transformational Business Results for Them THIRD QUARTER REVENUE BY SEGMENT CLIENT SECTOR Note: Actuals may not foot due to rounding

10 MDC TODAY ORGANIC GROWTH HIGHLIGHTS SUSTAINED MARKET SHARE GAINS -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% MDC Partners vs. Peers Trailing 12 Month Organic Revenue MDC Partners Peers Notes: *Peers include Omnicom, Interpublic, WPP Group, Havas and Publicis . * Due to timing of earnings Havas is not included in 3Q13

11 Note: Actuals may not foot due to rounding • We remain focused on sustainable profitable growth by optimizing the conversion of incremental revenues to EBITDA and Free Cash Flow SUMMARY OF SEGMENT RESULTS - EBITDA (US$ in millions, except percentages) 2013 2012 2013 2012 EBITDA Strategic Marketing Services 40.3$ 30.1$ 33.7% 109.4$ 70.1$ 56.2 % margin 19.8% 17.1% 18.6% 13.5% Performance Marketing Services 6.8 9.4 (27.7) % 19.9 21.6 (8.0) % margin 7.9% 10.5% 7.8% 8.5% Marketing Communications 47.1 39.5 19.1% 129.3 91.7 41.0 % margin 16.3% 14.9% 15.3% 11.9% Corporate Expenses (7.8) (5.5) 41.5% (17.6) (15.8) 10.8 % Profit Distributions from Affiliates 0.1 0.4 3.2 0.5 Total EBITDA 39.4$ 34.4$ 14.7% 115.0$ 76.4$ 50.6 % margin 13.7% 12.9% 13.6% 9.9% % Change Three Months Ended September 30, Nine Months Ended September 30, % Change

12 Note: Actuals may not foot due to rounding FREE CASH FLOW (US$ in millions) 2013 2012 2013 2012 Cash Flow Provided by Continuing Operating Activities $58.6 $22.8 $113.2 $19.4 Distributions 0.1 0.4 3.2 0.5 Interest Expense, net 10.6 11.5 33.2 34.2 Changes in Working Capital (17.9) 0.7 (43.7) 21.4 Changes in Non-Current Assets & Liabilities (8.2) (0.1) 8.9 (1.2) Other (3.7) (0.9) 0.2 2.1 EBITDA (4) $39.4 $34.4 $115.0 $76.4 Net Income Attibutable to Noncontrolling Interests (1.9) (1.3) (4.4) (5.2) Capital Expenditures, net (1) (3.8) (4.7) (13.0) (13.7) Cash Taxes (0.4) (0.6) (0.6) (0.9) Cash Interest, net & Other (2) (9.5) (9.8) (30.5) (30.1) Free Cash Flow (3) $23.9 $17.9 $66.5 $26.6 Three Months Ended September 30, Nine Months Ended September 30, (1) Capital Expenditures, net represents capital expenditures net of landlord reimbursements. (2) Cash Interest, net & Other represents the quarterly accrual of cash interest under our Senior Notes. (3) Free Cash Flow is a non-GAAP measure. As shown above, Free Cash Flow represents EBITDA less net income attributable to noncontrolling interests, less capital expenditures, less cash taxes, less net cash interest (including interest paid and other). (4) Includes an add back of $22.2 million of stock-based compensation expense related to a potential cash settlement of a portion of the outstanding Stock Appreciation Rights (SARs). If all the SARs were settled in cash, as of September 30, 2013 the additional charge would have been approximately $42.2 million.

13 AVAILABLE LIQUIDITY September 30, 2013 December 31, 2012 (US$ in millions) Commitment Under Facility $225.0 $150.0 Drawn - - Undrawn Letters of Credit 5.0 4.8 Funds Available Under Facility $220.0 $145.2 Total Cash & Cash Equivalents 63.3 60.3 Liquidity $283.3 $205.5

14 • Continued strong year to date financial results and margin expansion lead us again to increase financial guidance for 2013 2013 FINANCIAL OUTLOOK Prior Revised Implied 2012 2Q 2013 2013 Year over Year Actuals Guidance Guidance Change Revenue $1.07 billion $1.155 - $1.180 billion $1.155 - $1.180 billion +8.4% to +10.8% EBITDA $120.2 million $152 - $157 million $158 - $160 million +31.5% to +33.2% Free Cash Flow $50.9 million $80 - $85 million $85 - $90 million +67.1% to +77.0% Implied EBITDA Margin 11.3% 13.1% - 13.3% 13.5% - 13.7% +220 to 240 basis points Note: See appendix for definitions of non-GAAP measures

15 APPENDIX

16 TEMPORAL PUT OBLIGATIONS AND IMPACT ON EBITDA Incremental (US$ in millions) Cash Stock Total EBITDA in Period 2013 1.4 0.3 1.7 1.5 2014 1.3 0.4 1.7 0.2 2015 3.7 0.4 4.1 1.7 2016 2.7 0.1 2.8 - Thereafter 5.0 0.0 5.0 0.3 Total $14.1 $1.2 $15.3 $3.7 Effective Multiple 4.1 Estimated Put Impact at September 30, 2013 Payment Consideration

17 Note: Actuals may not foot due to rounding SUMMARY OF CASH FLOW Note: Actuals may not foot due to rounding (US$ in millions) 2013 2012 Cash flows provided by continuing operating activities $113.2 $19.4 Discontinued operations (7.8) (3.5) Net cash provided by operating activities $105.4 $15.8 Cash flows provided by (used in) continuing investing activities ($13.2) $15.7 Discontinued operations (0.0) (1.9) Net cash provided by (used in) investing activities ($13.2) $13.8 Net cash provided by (used in) financing activities ($88.9) $35.1 Effect of exchange rate changes on cash and cash equivalents ($0.2) ($0.0) Net increase in cash and cash equivalents $3.0 $64.7 Nine Months Ended September 30,

18 MDC TODAY DEFINITION OF NON - GAAP MEASURES EBITDA: EBITDA is a non - GAAP measure, that represents operating profit plus depreciation and amortization, stock - based compensation, acquisition deal costs, deferred acquisition consideration adjustments and profit distributions from affiliates. Organic Growth: Organic revenue growth is a non - GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts. Free Cash Flow: Free cash flow is a non - GAAP measure that represents EBITDA less net income attributable to non - controlling interests, less capital expenditures net of landlord reimbursements, less net cash interest (including interest paid and to be paid on the Senior Notes), less cash taxes plus realized cash foreign exchange gains. Net Bank Debt or Net Debt: Debt due pertaining to the revolving credit facility plus debt pertaining to the Senior Notes less total cash and cash equivalents. Note: A reconciliation of Non - GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on October 28, 2013.

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